UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
December 12, 2008
Date of report (Date of earliest event reported)
IMAX Corporation
(Exact Name of Registrant as Specified in Its Charter)

Canada (State or Other Jurisdiction of Incorporation)	0-24216 (Commission File Number)	98-0140269 (I.R.S. Employer Identification Number)
2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1
              (Address of Principal Executive Offices)               (Postal Code)
(905) 403-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 11, 2008, IMAX Corporation (the “Company”) entered into a services agreement with Bradley J. Wechsler, the Company’s Co-Chief Executive Officer, which provides that, effective April 1, 2009, Mr. Wechsler’s employment as Co-Chief Executive Officer and Mr. Wechsler’s employment agreement dated as of July 1, 1998, as amended, will be terminated. The services agreement further provides that: (i) Mr. Wechsler shall serve as Chairman of the Company’s Board of Directors effective April 1, 2009; (ii) Mr. Wechsler shall receive a fee of $200,000 for each year served as Chairman subject to certain conditions; and (iii) certain other provisions of Mr. Wechsler’s employment agreement, including those relating to stock options and other equity awards, shall continue to survive the termination of such agreement. The services agreement will remain in effect through the earlier of (a) the date on which Mr. Wechsler is not re-elected to the Board, and (b) April 1, 2011.
     Also on December 11, 2008, the Company entered into amendment to the employment agreement of Richard L. Gelfond, the Company’s Co-Chief Executive Officer, which provides that, effective April 1, 2009, Mr. Gelfond shall assume the role of the Company’s sole Chief Executive Officer. The amendment further provides that: (i) the term of Mr. Gelfond’s employment is extended until December 31, 2010; (ii) Mr. Gelfond shall continue to receive a base salary of $500,000 per year for 2009, which base salary shall increase to $600,000 per year on January 1, 2010; and (iii) Mr. Gelfond shall be granted stock options to purchase 500,000 of the Company’s common shares at fair market value, 100,000 of which shall vest on each of April 1, 2009, October 1, 2009, January 1, 2010, May 1, 2010 and September 1, 2010. The vesting of Mr. Gelfond’s options shall be accelerated upon a change of control. All other terms of Mr. Gelfond’s employment agreement remain in full force and effect.

Item 7.01	Regulation FD Disclosure.
     On December 12, 2008, the Company issued a press release announcing the Company’s updated management structure. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release.
     This information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Number	Description

99.1	Press Release of IMAX Corporation dated December 12, 2008 announcing the Company’s updated management structure.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)
Date: December 12, 2008	By:	/s/ Joseph Sparacio
		Name:	Joseph Sparacio
		Title:	Chief Financial Officer

	By:	/s/ Robert D. Lister
		Name:	Robert D. Lister
		Title:	General Counsel

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of IMAX Corporation dated December 12, 2008 announcing the updated management structure.